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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2003



                               ASTA FUNDING, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             0-26906                               22-3388607
      ------------------------         ---------------------------------
      (Commission File Number)         (IRS Employer Identification No.)


    210 Sylvan Avenue, Englewood Cliffs, New Jersey                  07632
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       (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code: 201-567-5648


                                 Not Applicable
                                 --------------
         (Former name of former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits

 As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

            Exhibit 99.1 - Press release dated May 13, 2003

Item 9.    Regulation FD Disclosure.

On May 13, 2003, Asta Funding, Inc. (the "Company") issued a press release regarding results for the three months and six months ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the three months and six months ended March 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASTA FUNDING, INC.


                                          /s/ Mitchell Herman
                                          -----------------------
                                          Mitchell Herman
                                          Chief Financial Officer


Dated:  May 13, 2003



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